SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 .......................Latin America Growth Fund, Inc.........................
              (Name of Registrant as Specified In Its Charter)

 .......................Christine P. Ritch, Secretary...........................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)       Title of each class of securities to which transaction applies:

     2)       Aggregate number of securities to which transaction applies:

     3)       Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                          Latin America Growth Fund, Inc.

                                                One Exchange Place
                                            Boston, Massachusetts 02109

                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                 FEBRUARY 11, 1998

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Latin America Growth Fund, Inc. (the "Fund") will be held at [One Exchange Place, Conference Room 9A, 9th Floor, Boston, Massachusetts 02109,] on Wednesday, February 11, 1998, at 8:30 a.m., for the purposes of considering and voting upon whether:

         1.       To elect two (2) Directors of the Fund (Proposal 1).

         2. To ratify or reject the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the year ending October 31, 1998 (Proposal 2).

         3. The approval of an amendment to the Fund's charter to change the name of the Fund to Latin America Smaller Companies Fund, Inc. (Proposal 3).

         4. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

         The close of business on December 12, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                       By Order of the Board of Directors,


                                                     Christine P. Ritch
                                                     Secretary

December 30, 1997

-------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
-------------------------------------------------------------------------------

                                       Instructions for Signing Proxy Cards

                  The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    Registration                                Valid Signature

Corporate Accounts
(1)      ABC Corp......................................     John Doe, Treasurer
(2)      ABC Corp......................................     John Doe
                  c/o John Doe, Treasurer
(3)      ABC Corp. Profit Sharing Plan.................     John Doe, Trustee

Trust Accounts
(1)      ABC Trust.....................................     Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee                               Jane B. Doe
                  u/t/d 12/28/78

Custodial or Estate Accounts
(1)      John B. Smith, Cust............................    John B. Smith
                    f/b/o John B. Smith, UGMA
(2)      John B. Smith..................................    John B. Smith,
                                                            Executor

                                          Latin America Growth Fund, Inc.

                                                One Exchange Place
                                            Boston, Massachusetts 02109

                                          ANNUAL MEETING OF SHAREHOLDERS
                                                 February 11, 1998

                                                  PROXY STATEMENT

         This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of the Latin America Growth Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders of the Fund to be held on February 11, 1998, at 8:30 a.m. at [First Data Investor Services Group, Inc., One Exchange Place, Conference Room 9A, 9th Floor, Boston, Massachusetts] and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of Proxy are first being sent to shareholders on or about December 30, 1997.

         Proxy solicitations will be made primarily by mail, but officers of the Fund and officers and regular employees of First Data Investor Services Group, Inc., the Fund's transfer agent (the "Transfer Agent"), affiliates of the Transfer Agent or other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. Shareholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2 and 3.

         The close of business on December 12, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 4,007,169 shares outstanding.

         In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

         As of December 12, 1997, the only person or "group" (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) to own of record or beneficially 5% or more of the outstanding shares of the Fund [was Cede & Co., as nominee to the Depository Trust Company, Seven Hanover Square, 23rd Floor, New York, New York 10004, with __________ shares (___%). At December 12, 1997, directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.]

         A copy of the Fund's annual report for the fiscal year ended October 31, 1997, may be obtained without charge by writing to First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120, or calling 1-800-331-1710.

Proposal 1:       ELECTION OF DIRECTORS

         The first proposal to be considered at the Meeting is the election of two (2) Directors of the Fund, each to hold office for a term of three years, and until his or her successor is elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class expires. At the forthcoming Meeting, it is proposed that Peter L. Lamaison and Philip H. Didriksen, Jr., who have previously been elected by shareholders and are currently serving as Class II Directors, each be elected for a term of three years (until the Annual Meeting in 2001) and until his successor is elected and qualified.

         Unless authority is withheld, it is the intention of the persons named in the proxy to vote FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any should be unable to serve, the proxy will be voted for any other person in the discretion of the persons named in the proxy.

         Set forth is a list of the nominees for election to the Fund's Board of Directors, together with certain other information.


                                                                                  Shares of
                                                                                 Common Stock
Name, Age, Principal.......                                                       Beneficially
Occupation During the......          Served as a                                 Owned as of
Past Five Years   .........         Director Since            Class             December 12, 1997
------------------                  -----------------         -----             -----------------

*Peter L. Lamaison, Age 56.              1995                    II             None
Chairman  of the  Board;
Director,  President  and
Chief Executive  Officer of
American  Express  Asset
Management  International  Inc.,
Manager of the Fund; Chairman
of the  Board  and  Chief
Executive  Officer  of IDS Fund
Management Limited.

Philip H. Didriksen, Jr., Age 67         1994                    II             10,000
Director;  Consultant,  PHDI;
formerly  President and Chief
Executive  Officer, Quest Cash
Management  Services  division
of Oppenheimer  Capital LP;
formerly Chairman of the Board
and Chief  Executive  Officer,
Alliance  Cash  Management Services.





------------------------------
*  "Interested person" of the Fund, as defined in the 1940 Act.

         The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                  .........                                                    Shares of
                  .........                                                   Common Stock
Name, Age, Principal.......                                  Class and        Beneficially
Occupation During the......           Served as a            Date Term        Owned as of
Past Five Years   .........         Director Since            Expires           December 12, 1997
------------------                  -----------------         -------           -----------------
                  .........

Rodman L. Drake, Age 54                  1994                    III - 1999     500
Director;  Director & Chief
Operating  Officer,
Continuation  Investments N.V.,
President,  Rodman L. Drake & Co.,
Inc.;  Co-Chairman of the Board,
KMR Power of Corporation;
Trustee,  Excelsior Funds;  Director,
Hyperion Total Return Fund,
Hyperion 1997 Term Trust,  Hyperion
1999 Term Trust,  Hyperion 2002 Term
Trust; Hyperion 2005 Opportunity Term
Trust, Director, Parsons,
Brinkerhoff Inc.

Kathleen C. McClave, Age 49               1994                     I - 2000      None
Director;  Managing  Director,
Wharton School  Financial  Institutions
Center, University of Pennsylvania;
Chief Executive Officer, Furash & Company.

Peer Pedersen, Age 72......               1994                     I - 2000      10,000
Director; Chairman and Managing
Partner, Pedersen & Houpt (law firm);
Director, Aon Corporation, Boston Chicken,
Inc.,  Delray Farms,  Inc., Docks Great
Fish, Inc.,  Extended Stay of American,
Inc., H2O Plus,  Inc.,  Spraying  Systems,
Inc., Tempel Steel Company,  Tennis
Corporation of America, WMX Technologies,
Inc., Wireless Broadcasting Systems of
America, Inc.; Director of several other
investment companies.

         Each Director who is not an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund (a "non-interested" Director) receives a fee of $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses. The Board of Directors held four Meetings during the fiscal year ended October 31, 1997 and all of the Directors, except Peer Pedersen, attended in-person at least 75% of the Meetings. The aggregate remuneration paid to the non-interested Directors of the Fund for the fiscal year ended October 31, 1997, amounted to $48,772.09 (including reimbursement for travel and out-of-pocket expenses).

         The Board of Directors has appointed an Audit Committee consisting of all non-interested Directors. The Audit Committee meets with the Fund's independent accountants to (i) review and approve the scope and results of their professional services; (ii) review the procedures for evaluating the adequacy of the Fund's accounting controls; (iii) consider the range of audit fees; (iv) make recommendations to the Board of Directors regarding the engagement of the Fund's independent accountants; and (v) perform such other duties as the Board of Directors from time to time direct. This committee currently consists of Messrs. Didriksen, Drake and Pedersen and Ms. McClave. The Audit Committee met once during the fiscal year ended October 31, 1997.

         The names of the executive officers of the Fund are listed in the table below. This table also shows certain additional information. Each such officer of the Fund will hold office until a successor has been appointed by the Board of Directors.

         .........
                                                                               Shares of
         .........                                                             Common Stock
Name, Age, Principal.......                                                    Beneficially
Occupation During the......     Position with                 Served as an     Owned as of
Past Five Years   .........         Fund                      Officer Since     December 12, 1997
------------------                  ----                      -------------     -----------------

*Ian King, Age 32 .........         Vice President            1994              None
Portfolio Manager, Emerging         and
Markets at American Express         Investment Officer
Asset Management International
Inc.; prior to June 1995, Director,
Lehman Brothers Global Asset
Management.

Christine P. Ritch, Age 36.         Secretary                 1996              None
Counsel, First Data Investor
Services Group, Inc.; prior to May
1994, Counsel, The Boston
Company Advisors, Inc.

Michael C. Kardok, Age 38..         Treasurer and             1994              None
Vice President, First Data Investor Chief Financial
Services Group, Inc.; prior to May  Officer
1994, Vice President, The Boston
Company Advisors, Inc.

         The following table sets forth certain information regarding the compensation of the Fund's Directors. No Officer received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1997.
The Fund does not have an existing Pension or Retirement Plan.

*  "Interested person" of the Fund, as defined in the 1940 Act.

                                                Compensation Table

Name of Person, Position                  Aggregate Compensation From Fund**

*Peter L. Lamaison,........                          N/A
Chairman of the Board

Kathleen C. McClave,.......                          $11,000
Director

Peer Pedersen,    .........                          $9,000
Director

Rodman L. Drake,  .........                          $11,000
Director

Philip H. Didriksen, Jr.,..                          $11,000
Director


*        "Interested person" of the Fund, as defined in the 1940 Act.
** The Fund is not part of a Fund Complex consisting of other investment companies.

Required Vote

         Election of the listed nominees for Directors will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

Proposal 2:       SELECTION OF INDEPENDENT AUDITORS

         A majority of Directors (including the "non-interested" Directors) of the Fund (as defined in the 1940 Act) has selected Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending October 31, 1998. The ratification of the selection of independent auditors is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote FOR Ernst & Young LLP. It is expected that a representative of Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

         The Board's policy regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors.

Required Vote

         Ratification of the selection of Ernst & Young LLP as independent auditors for the Fund requires the affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

Proposal 3: APPROVAL OF AN AMENDMENT TO THE FUND'S CHARTER TO CHANGE THE NAME OF THE FUND TO "LATIN AMERICA SMALLER COMPANIES FUND, INC.

         At the Meeting, shareholders will be asked to approve a change in the Fund's name to "Latin America Smaller Companies Fund, Inc." The name change is proposed to more precisely reflect the investment objective and policies pursued by the Fund. Since its inception in 1994, the Fund has sought capital appreciation through investment in the equity securities of Latin American companies with market capitalization at the time of purchase of less than U.S. $500 million. Management of the Fund anticipates that the change in the Fund's name will enhance understanding within the market of the Fund's focus on smaller companies. At a meeting held on November 12, 1997, the Board of Directors of the Fund unanimously approved an amendment to the Fund's charter to change the Fund's name, and directed that the name change be submitted to shareholders. The approval will become effective upon the approval by shareholders and filing of the amendment with the Maryland Department of Assessments and Taxation.

Required Vote

         The affirmative vote of at least a majority of the outstanding shares of the Fund is required to approve the change in the Fund's name to "Latin America Smaller Companies Fund, Inc." Because the vote requested is a majority of all outstanding shares, abstentions and broker non-votes will have the same effect as votes against the amendment.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                                        SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1999 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the Meeting no later than August 31, 1998.

                                              ADDITIONAL INFORMATION

Investment Adviser and Administrator

     American Express Asset Management International Inc. serves as the Fund's investment adviser and its business address is 11th Floor, Dashwood House, 69 Old Broad Street, London, EC2M 1QS, United Kingdom. First Data Investor Services Group, Inc. acts as the administrator to the Fund and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities and Exchange Act of 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and Officers, certain persons affiliated with the Investment Adviser and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers and greater-than-10% shareholders are required by the SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

Other Business

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


Dated:   December 30, 1997



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LATIN AMERICA GROWTH FUND, INC.       PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Latin America Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Peter Lamaison, James Hirsh and Coleen Downs Dinneen, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at [One Exchange Place, Conference Room 9A, 9th Floor, Boston, Massachusetts 02109,] at 8:30 a.m., on February 11, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
DATE:



Signature(s) (Capacity, if applicable)
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. The Board of Directors recommends that the shareholders vote "FOR" the election of Directors, "FOR" ratification of the selection of Ernst & Young LLP as independent auditors and "FOR" approval of an amendment to the Fund's charter changing the name of the Fund.



Please refer to the Proxy Statement for a discussion of the Proposals.


1.       ELECTION OF DIRECTORS              FOR   |_|             WITHHELD  |_|

         Peter L. Lamaison
         Philip H. Didriksen, Jr.


         For all nominees, except as
         noted below:

----------------------------------------------



2.       TO RATIFY THE SELECTION OF
         ERNST & YOUNG LLP           FOR  |_|       AGAINST  |_|   ABSTAIN   |_|
         AS INDEPENDENT AUDITORS


3.       APPROVAL OF AN AMENDMENT
         TO THE FUND'S CHARTER       FOR  |_|       AGAINST  |_|   ABSTAIN   |_|
         CHARTER CHANGING THE NAME
         OF THE FUND